                                                           Exhibit 99
                         FORM 3 JOINT FILER INFORMATION

Name:                                       Frances K. Moyer
Relationship to Issuer:                     10% Beneficial Owner
Address:                                    6381 Wisteria Way
                                            San Jose, CA 95129
Designated Filer:                           James C. Moyer
Date of Event Requiring Statement:          11/18/2004

Issuer Name and Ticker or Trading Symbol:   Monolithic Power Systems, Inc. (MPWR)

                                            Frances K. Moyer

                                         Signature:  /s/ Frances K. Moyer